                        SEMIANNUAL REPORT / JUNE 30 2001

                                AIM BALANCED FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                     -------------------------------------

                        TWO BLUE DANCERS BY EDGAR DEGAS

             WHEN SUCCESSFUL PERFORMANCE DEPENDS ON SUPERB BALANCE

         AND SMOOTHLY COORDINATED INTERACTION, DISCIPLINE IS PARAMOUNT.

          AT AIM, WE CONTINUALLY STRIVE FOR EXCELLENCE BY ADHERING TO

                    A UNIQUELY DISCIPLINED INVESTMENT STYLE.

                     -------------------------------------

AIM Balanced Fund is for shareholders who seek a high total return consistent with preservation of capital by investing in a broadly diversified portfolio consisting of stocks and bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Balanced Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o Had the advisor not waived fees and expenses for Class A shares in the past, returns for that class would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for the periods ended 6/30/01 are as follows: Class A shares, ten years, 12.67%; five years, 9.18%; one year, -16.44%. Class B shares, inception (10/18/93), 9.87%; five years, 9.08%; one year, -17.15%. Class C shares, inception (8/4/97), 5.20%; one year, -13.77%.
o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day SEC yield will differ.
o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.
o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o Investing in small and mid-sized companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED
      NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

        This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                                AIM BALANCED FUND

                                AIM BALANCED FUND


                    Dear Fellow Shareholder:

                    Equity markets continued to be difficult and quite volatile
  [PHOTO OF         during the six months ended June 30, 2001, the period
  ROBERT H.         covered by this report. Major indexes, both foreign and
  GRAHAM]           domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                    The bond market was the best place to be invested the first half of 2001--a powerful argument for portfolio diversification.
                        As a result, depending on the fund you own, many of you
                    have suffered significant losses. Please be assured we are also disturbed about recent results of many funds. Fund managers are making every effort to reverse the trend.
                    However, the challenging market conditions are lasting longer than expected.
                        During the long bull market for equities, which ran from 1982 till late last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500, which is widely used as a measure of general U.S. stock market performance, has seen a 20% decline--the accepted definition of a bear market--about every four and one-half to five years.
    No one has devised a reliable technique for timing these market movements. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

WORK WITH YOUR ADVISOR
Your financial advisor can help you build a diversified portfolio by selecting a variety of funds. One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Within an asset class, it is worth diversifying further, investing in both growth and value stocks, both domestic and foreign, and so on. A fixed-income portfolio can include various quality sectors, from super-safe U.S. Treasuries to riskier high yield bonds.
    Since the right asset mix for you depends on your financial situation, your age and your goals, visit with your financial advisor regularly to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENT
Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    Though the last six months have tested the patience of most investors, we remain confident that, in time, markets will recover, though we cannot predict when.
    We wish to thank you for your patience in remaining invested with us. Since virtually every employee and officer of AIM is invested in our funds through our retirement programs or through indirect investments, we all share in our funds' performance along with our shareholders. We appreciate how unpleasant the recent past has been, and I'm sure you share our hope that markets will be less trying the rest of this year. We want to assure you that all of us at AIM are working diligently to improve the performance of our funds.
    If you have any questions or comments, please contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman

                                AIM BALANCED FUND


FUND CONTENDS WITH FALTERING GLOBAL MARKET

HOW DID AIM BALANCED FUND PERFORM IN THIS DIFFICULT MARKET?
As the worldwide economic slowdown deepened, corporate earnings contracted and even lower profits were forecast, pulling down most markets around the globe. For the six-month reporting period ended June 30, 2001, total returns for AIM Balanced Fund's Class A, Class B and Class C shares (excluding sales charges) were -6.70%, -7.05% and -7.07%, respectively. These results are in line with the fund's benchmark index, the S&P 500, which returned -6.69%.
    During the same period, the fund's 30-day distribution rates at maximum offering price were 2.75% for Class A shares and 2.11% for Class B and Class C shares. Its 30-day SEC yield at maximum offering price was 2.55% for Class A shares and 1.93% for Class B and Class C shares.


WHAT EFFECT DID IT HAVE WHEN THE FEDERAL RESERVE CUT INTEREST RATES?
In January, the Federal Reserve Board (the Fed) responded to prior months' slowing economic growth by cutting the federal funds rate twice. This economic stimulus prompted a short-lived stock market rally, but investors drew back in February and March due to disappointing corporate earnings. After another rally in April, stocks sagged again in May and June.
    For U.S. bond markets, the first quarter of 2001 provided good absolute returns. After a strong first quarter, high yield instruments lost ground, but investment-grade debt markets continued to rally aggressively during April.
    After the Fed's April 18 rate cut, yield curves steepened and the valuations of Treasury instruments moved lower, as the market began to anticipate an improvement in economic activity.

WHAT WAS CAUSING THE ECONOMIC SLOWDOWN?
The U.S. gross domestic product grew at an anemic 1.3% annual rate in the first quarter. Many analysts began calling this lagging growth a "business-led slowdown." Most economic contractions result from reductions in consumer spending, which makes up two-thirds of U.S. GDP. This time, consumers kept spending, but many businesses, after making large capital investments in technology during the preceding boom, discovered they had outpaced demand. The resulting overcapacity caused declines in sales, production and staffing, which led to layoff announcements and reduced corporate earnings. High energy prices hampered growth throughout the period but began to decline toward the end, partly in response to decreased demand.

                                   [ARTWORK]

PORTFOLIO COMPOSITION
As of 6/30/01, based on total net assets

===================================================================================================================================
TOP 10 EQUITY HOLDINGS                                               TOP 10 FIXED-INCOME HOLDINGS
-----------------------------------------------------------------------------------------------------------------------------------
                                              % NET                                           COUPON  MATURITY  % NET
                                              ASSET                                                    (MO/YR)  ASSETS
 1. Citigroup Inc.                             1.7%    1. Citicorp Lease - Class A2            8.04%    12/19    0.5%

 2. Genzyme Corp.                              1.4     2. Tele-Communications, Inc.            9.80     02/12    0.5

 3. Omnicom Group Inc.                         1.0     3. AIG SunAmerica Global Financing VI   6.30     05/11    0.5

 4. AOL Time Warner Inc.                       1.0     4. VERITAS Software Corp.               1.86     08/06    0.5

 5. American International Group, Inc.         0.9     5. El Paso CGP Co.                      6.70     02/27    0.5

 6. Viacom Inc.--Class B                       0.9     6. NBD Bank N.A. Michigan               8.25     11/24    0.4

 7  Merrill Lynch & Co., Inc.                  0.8     7. Sonat Inc.                           7.63     07/11    0.4

 8. General Electric Co.                       0.8     8. American General Finance Corp.       8.45     10/09    0.4

 9. ExxonMobil Corp.                           0.8     9. General Electric Capital Corp. --
                                                          Series A                             6.88     11/10    0.4
10. Marsh & McLennan Cos., Inc.                0.8
                                                      10. Continental Cablevision, Inc.        9.50     08/13    0.4

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

===================================================================================================================================


===================================================================================================================================
TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------------------
                                                          % NET
                                                          ASSETS
 1. Diversified Financial Services                        11.0%

 2. Electric Utilities                                     6.7

 3. Broadcasting & Cable TV                                5.5

 4. Integrated Telecommunication Services                  5.0

 5. Banks                                                  4.7

 6. Pharmaceuticals                                        4.1

 7. Oil & Gas (Exploration & Production)                   3.5

 8. Multi-Utilities                                        3.1

 9. Integrated Oil & Gas                                   3.0

10. Multi-Line Insurance                                   2.0

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

===================================================================================================================================

          See important fund and index disclosures inside front cover.

                                AIM BALANCED FUND

    The Fed continued cutting interest rates, making an unprecedented six cuts in six months. The target federal funds rate ended the period at 3.75%, down from 6.50% at the beginning--a drop of 275 basis points. It is not considered surprising that the economic impact to date has been minimal, because rate cuts have historically taken six to 12 months to produce significant effects.

WHAT CHANGES WERE MADE IN THE FUND'S HOLDINGS TO DEAL WITH THESE CONDITIONS?
The period was a challenging one for the fund. Its growth-oriented strategy is currently out of favor and value investing predominates. The April rally in growth stocks helped the fund, while the contraction in tech stock valuations detracted from results. Another hindrance was a valuation decline in stocks with higher P/E ratios as investors moved toward lower-P/E stocks. The fund remained broadly diversified across capitalization sizes and market sectors to buffer volatility.
    The fund made only moderate adjustments to its holdings during the period. It increased its equity holdings in industries that had shown recent earnings strength, such as diversified financial services and electric utilities. The fundamentals remained quite solid among utilities, and earnings held up well except in June, when spot prices for electricity declined with seasonal temperatures, and the market was upset by the events in California. Investments in energy were primarily in natural-gas-related companies.
    The fund reduced its position in the telephone industry as well as in semiconductors and computer software and services, where fundamentals had deteriorated. However, integrated telecommunication services remained significant, as did broadcasting and pharmaceuticals.
    In its fixed-income holdings, the fund maintained an average quality rating of A and a 5.84-year average duration to enhance price stability amid fluctuating interest rates. Its government bonds should continue to generate a steady income stream regardless of economic unevenness, while its investment-grade corporate debt provides the potential for capital appreciation as the economy improves.

HOW DID CONDITIONS STAND AT THE END OF THE PERIOD?
Markets remained volatile and economic indicators remained mixed, but most consumer indicators were encouraging. Despite some widely publicized layoffs, unemployment remained low by historical standards at 4.5% in June. Sales of new one-family homes in May were up 1% from April. The Conference Board's Consumer Confidence Index, closely watched as an indicator of future buying behavior, rose in June.
   Inflation had risen an unexceptional 3.6% during the 12 months ended May 31. The Fed's rate cuts had reduced the federal funds rate to 3.75%. Historically, declining interest rates have been a powerful catalyst for reinvigorating the economy, but one that takes time.
   As a result of the stock market correction, fund managers were seeing some of the most attractive stock valuations in years, and the fund was well positioned to take advantage of these opportunities.

--------------------------------------------------------------------------------
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electronic delivery.
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION BY INVESTMENT TYPE
As of 6/30/01, based on total net assets

                                   [PIE CHART]

================================================================================
Corporate Bonds               31%

Cash & Other                   5%

Government Securities         12%

Stock                         52%
================================================================================

          See important fund and index disclosures inside front cover.

                                AIM BALANCED FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]



   A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

SCHEDULE OF INVESTMENTS
June 30, 2001
(Unaudited)

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
BONDS & NOTES-31.29%

AIRLINES-0.27%

Delta Air Lines, Inc.,
  Unsec. Notes, 7.90%, 12/15/09                $  9,150,000   $    8,740,171
----------------------------------------------------------------------------
  Deb., 10.38%, 12/15/22                          2,300,000        2,477,192
============================================================================
                                                                  11,217,363
============================================================================

AUTOMOBILE MANUFACTURERS-0.17%

Ford Holdings, Inc., Unsec. Gtd. Unsub. Deb.,
  9.30%, 03/01/30                                 6,000,000        6,920,880
============================================================================

BANKS-3.34%

Bank of America Corp., Sub. Notes, 9.38%,
  09/15/09                                        7,300,000        8,409,089
----------------------------------------------------------------------------
Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                                 8,890,000        9,361,881
----------------------------------------------------------------------------
BankBoston N.A., Unsec. Sub. Notes, 7.00%,
  09/15/07                                        8,150,000        8,550,572
----------------------------------------------------------------------------
BB&T Corp., RAPS Sub. Notes, 6.38%, 06/30/05      9,145,000        9,220,721
----------------------------------------------------------------------------
Crestar Financial Corp., Sub. Notes, 8.75%,
  11/15/04                                        3,750,000        4,104,450
----------------------------------------------------------------------------
Deutsche Bank Luxembourg (Luxembourg), Yankee
  Bonds, 6.83%, 12/28/07 (Acquired 07/11/00;
  Cost $7,331,600)(a)                             8,000,000        7,780,480
----------------------------------------------------------------------------
First Union Corp., Putable Unsec. Sub. Deb.,
  6.55%, 10/15/35                                 9,680,000        9,840,010
----------------------------------------------------------------------------
  7.50%, 04/15/35                                 3,300,000        3,448,236
----------------------------------------------------------------------------
Firstar Bank N.A., Unsec. Sub. Notes, 7.13%,
  12/01/09                                        4,950,000        5,082,610
----------------------------------------------------------------------------
Midland Bank PLC (United Kingdom), Unsec.
  Putable Sub. Yankee Notes, 7.65%, 05/01/25      2,105,000        2,210,082
----------------------------------------------------------------------------
NBD Bank N.A. Michigan, Putable Unsec. Sub.
  Deb., 8.25%, 11/01/24                          16,150,000       17,628,048
----------------------------------------------------------------------------
Regions Financial Corp., Putable Sub. Notes,
  7.75%, 09/15/24                                 6,300,000        6,569,766
----------------------------------------------------------------------------
Southtrust Bank, N.A., Sub. Notes, 6.13%,
  01/09/28                                        8,600,000        8,176,966
----------------------------------------------------------------------------
Sovereign Bancorp, Inc., Medium Term Sub.
  Notes, 8.00%, 03/15/03                          5,330,000        5,347,056
----------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Unsub.
  Notes, 7.13%, 02/15/04                          5,500,000        5,589,375
----------------------------------------------------------------------------
Swiss Bank Corp.-NY, Sub. Notes, 7.38%,
  06/15/17                                        6,065,000        6,404,034
----------------------------------------------------------------------------
U.S. Bancorp, Unsec. Putable Sub. Deb.,
  7.50%, 06/01/26                                10,000,000       10,477,400
----------------------------------------------------------------------------
Union Planters Bank N.A., Unsec. Sub. Notes,
  6.50%, 03/15/08                                 6,000,000        5,752,440
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
BANKS-(CONTINUED)

Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes, 8.25%, 04/01/10                       $  5,000,000   $    5,418,150
============================================================================
                                                                 139,371,366
============================================================================

BROADCASTING & CABLE TV-3.69%

AT&T Corp.-Liberty Media Corp., Sr. Unsec.
  Notes, 7.88%, 07/15/09                          8,550,000        8,336,421
----------------------------------------------------------------------------
  Deb., 8.25%, 02/01/30                           7,750,000        7,029,482
----------------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom), Sr. Unsec. Gtd. Unsub. Euro
  Bonds, 7.75%, 07/09/09(c)               GBP     2,100,000        2,683,758
----------------------------------------------------------------------------
  Yankee Notes, 8.20%, 07/15/09                   7,715,000        7,708,211
----------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Deb.,
  9.50%, 08/01/13                                14,000,000       15,872,080
----------------------------------------------------------------------------
Cox Enterprises, Inc., Notes, 8.00%, 02/15/07
  (Acquired 02/16/00-03/06/01; Cost
  $11,028,901)(a)                                10,850,000       11,446,641
----------------------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec.
  Notes, 7.25%, 07/15/08                          4,165,000        3,966,663
----------------------------------------------------------------------------
  Notes, 7.63%, 04/01/11(b)                       3,790,000        3,627,106
----------------------------------------------------------------------------
  Notes, 7.88%, 12/15/07                         12,730,000       12,694,992
----------------------------------------------------------------------------
  Deb., 7.88%, 02/15/18                           7,100,000        6,530,083
----------------------------------------------------------------------------
  Series B, Notes, 8.13%, 07/15/09                8,300,000        8,256,757
----------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes, 8.25%, 02/15/08                          2,550,000        2,666,076
----------------------------------------------------------------------------
TCA Cable TV, Inc., Sr. Unsec. Deb., 6.53%,
  02/01/28                                        4,350,000        4,252,864
----------------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  8.75%, 08/01/15                                 2,100,000        2,360,001
----------------------------------------------------------------------------
Tele-Communications, Inc., Sr. Deb., 9.80%,
  02/01/12                                       16,650,000       19,912,734
----------------------------------------------------------------------------
Time Warner Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24           9,440,000        9,350,603
----------------------------------------------------------------------------
  Unsec. Deb., 8.05%, 01/15/16                    6,965,000        7,382,761
----------------------------------------------------------------------------
  Notes, 8.18%, 08/15/07                          6,150,000        6,648,703
----------------------------------------------------------------------------
  Unsec. Deb., 9.13%, 01/15/13                    5,100,000        5,891,724
----------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23                    6,000,000        6,934,860
============================================================================
                                                                 153,552,520
============================================================================

CASINOS & GAMING-0.08%

MGM Mirage Inc., Sr. Unsec. Gtd. Notes,
  8.50%, 09/15/10                                 3,000,000        3,122,820
============================================================================

COMPUTER HARDWARE-0.11%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 04/17/98-04/19/01; Cost
  $19,222,750)(a)(d)(e)                          25,012,000        4,502,160
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE

CONSUMER FINANCE-1.70%

Capital One Financial Corp., Unsec. Notes,
  7.25%, 05/01/06                              $ 10,020,000   $    9,833,027
----------------------------------------------------------------------------
CitiFinancial Credit Co.,
  Putable Notes, 6.63%, 06/01/15                  2,000,000        2,036,560
----------------------------------------------------------------------------
  Unsec. Putable Notes, 7.88%, 02/01/25           5,865,000        6,305,110
----------------------------------------------------------------------------
Ford Motor Credit Co.,
  Unsec. Notes, 6.88%, 02/01/06                   5,100,000        5,171,706
----------------------------------------------------------------------------
  Unsec. Notes, 7.38%, 10/28/09                  13,230,000       13,444,458
----------------------------------------------------------------------------
  Notes, 7.88%, 06/15/10                         11,925,000       12,534,606
----------------------------------------------------------------------------
General Motors Acceptance Corp., Putable
  Notes, 9.00%, 10/15/02                          4,175,000        4,369,179
----------------------------------------------------------------------------
Household Finance Corp.,
  Sr. Unsec. Notes, 6.88%, 03/01/07               5,450,000        5,571,807
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.20%, 07/15/06               4,930,000        5,143,420
----------------------------------------------------------------------------
  Unsec. Notes, 8.00%, 07/15/10                   5,850,000        6,259,149
============================================================================
                                                                  70,669,022
============================================================================

DERIVATIVES-0.10%

BellSouth Capital Funding, Putable Deb.,
  6.04%, 11/15/26                                 4,000,000        4,018,360
============================================================================

DISTILLERS & VINTNERS-0.10%

Grand Metropolitan Investment Corp., Gtd.
  Putable Bonds, 7.45%, 04/15/35                  4,000,000        4,217,920
============================================================================

DISTRIBUTORS-0.12%

Ferrellgas Partners L.P.,-Series B, Sr. Sec.
  Gtd. Notes, 9.38%, 06/15/06                     4,950,000        4,999,500
============================================================================

DIVERSIFIED CHEMICALS-0.17%

Union Carbide Corp., Notes 6.70%, 04/01/09        7,000,000        7,028,280
============================================================================

DIVERSIFIED FINANCIAL SERVICES-3.78%

AIG SunAmerica Global Financing VI, Sr. Sec.
  Notes, 6.30%, 05/10/11 (Acquired
  05/02/01-05/24/01; Cost $19,799,956)(a)        19,900,000       19,628,962
----------------------------------------------------------------------------
Associates Corp. of North America, Sr. Deb.,
  6.95%, 11/01/18                                14,935,000       14,881,383
----------------------------------------------------------------------------
Bear Stearns Cos., Inc., Notes, 7.80%,
  08/15/07                                        6,450,000        6,793,785
----------------------------------------------------------------------------
CIT Group, Inc. (The), Sr. Medium
  Term Notes, 5.91%, 11/23/05                     8,100,000        8,015,841
----------------------------------------------------------------------------
  Notes, 6.50%, 02/07/06                          2,845,000        2,883,749
----------------------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Notes, 6.50%, 01/18/11               4,375,000        4,355,531
----------------------------------------------------------------------------
  Unsec. Sub. Notes, 7.25%, 10/01/10              3,070,000        3,190,252
----------------------------------------------------------------------------
Dow Capital B.V. (Netherlands), Gtd. Yankee
  Deb., 9.20%, 06/01/10                          10,250,000       11,847,052
----------------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 04/10/01-05/09/01; Cost
  $7,601,836)(a)                                  7,280,000        7,567,414
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

General Electric Capital Corp.
  Series A, Medium Term Notes, 5.38%,
    04/23/04                                   $ 10,560,000   $   10,611,850
----------------------------------------------------------------------------
  Series A, Medium Term Notes, 6.13%,
    02/22/11                                      6,050,000        5,961,972
----------------------------------------------------------------------------
  Series A, Medium Term Notes, 6.88%,
    11/15/10                                     15,550,000       16,164,691
----------------------------------------------------------------------------
  Gtd. Sub. Notes, 8.13%, 05/15/12                6,425,000        7,260,892
----------------------------------------------------------------------------
Lehman Brothers Holdings Inc., Sr. Bonds,
  7.88%, 08/15/10                                 4,250,000        4,484,132
----------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., Unsec.
  Unsub. Bonds, 6.75%, 04/15/11                  10,950,000       10,876,963
----------------------------------------------------------------------------
National Rural Utilities Cooperative Finance
  Corp., Sr. Notes, 6.00%, 05/15/06               7,100,000        7,125,134
----------------------------------------------------------------------------
Pinnacle Partners, Sr. Notes, 8.83%, 08/15/04
  (Acquired 08/02/00; Cost $7,000,000)(a)         7,000,000        7,207,270
----------------------------------------------------------------------------
Qwest Capital Funding Inc., Unsec. Gtd.
  Notes, 7.90%, 08/15/10                          8,180,000        8,440,124
============================================================================
                                                                 157,296,997
============================================================================

ELECTRIC UTILITIES-4.03%

AES Corp. (The), Sr. Unsec. Sub. Notes,
  8.38%, 08/15/07                                 3,000,000        2,835,000
----------------------------------------------------------------------------
  10.25%, 07/15/06                                1,800,000        1,818,000
----------------------------------------------------------------------------
Arizona Public Service Co., Unsec. Notes,
  6.25%, 01/15/05                                 5,000,000        4,952,050
----------------------------------------------------------------------------
Calpine Corp., Sr. Unsec. Notes, 8.50%,
  02/15/11                                        3,500,000        3,383,905
----------------------------------------------------------------------------
CE Generation LLC, Sr. Sec. Sub. Notes,
  7.42%, 12/15/18                                 7,474,350        6,579,969
----------------------------------------------------------------------------
CILCORP, Inc., Sr. Unsec. Bonds, 9.38%,
  10/15/29                                        9,000,000        9,928,710
----------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08           6,080,000        5,978,890
----------------------------------------------------------------------------
  Series D, Sr. Sec. Notes, 7.88%, 11/01/17       7,300,000        7,404,025
----------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Notes, 8.13%,
  05/15/02                                        7,089,000        7,139,261
----------------------------------------------------------------------------
CMS Panhandle Holding Co., Sr. Notes, 6.13%,
  03/15/04                                        6,600,000        6,532,812
----------------------------------------------------------------------------
Commonwealth Edison Co.
  Series 94, First Mortgage Notes, 7.50%,
    07/01/13                                      9,300,000        9,619,362
----------------------------------------------------------------------------
  Series 92, First Mortgage Bonds, 7.63%,
    04/15/13                                      4,000,000        4,158,600
----------------------------------------------------------------------------
El Paso Electric Co.
  Series D, Sec. First Mortgage Bonds, 8.90%,
    02/01/06                                     13,570,000       14,570,787
----------------------------------------------------------------------------
  Series E, Sec. First Mortgage Bonds, 9.40%,
    05/01/11                                      5,438,000        5,879,674
----------------------------------------------------------------------------
Empire District Electric Co. (The), Sr.
  Notes, 7.70%, 11/15/04                          8,550,000        8,896,703
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
ELECTRIC UTILITIES-(CONTINUED)

Kincaid Generation LLC, Sec. Bonds, 7.33%,
  06/15/20 (Acquired 04/30/98; Cost
  $3,389,527)(a)                               $  3,381,175   $    3,109,058
----------------------------------------------------------------------------
Mirant Corp., Sr. Notes, 7.90%, 07/15/09
  (Acquired 12/03/99-02/11/00; Cost
  $4,101,691)(a)                                  4,225,000        4,161,667
----------------------------------------------------------------------------
Niagara Mohawk Holdings Inc., First Mortgage
  Notes, 7.75%, 05/15/06                          3,700,000        3,880,042
----------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series H, Sr.
  Unsec. Disc. Notes, 8.50%, 07/01/10(f)         17,600,000       15,235,968
----------------------------------------------------------------------------
NRG Energy, Inc., Sr. Unsec. Notes, 7.75%,
  04/01/11                                        9,700,000        9,854,133
----------------------------------------------------------------------------
Panhandle Eastern Pipe Line, Notes, 7.88%,
  08/15/04                                        1,500,000        1,544,640
----------------------------------------------------------------------------
PSEG Power LLC, Sr. Notes, 8.63%, 04/15/31
  (Acquired 05/25/01-06/08/01; Cost
  $12,614,923)(a)                                12,000,000       12,798,720
----------------------------------------------------------------------------
Public Service Company of New Mexico- Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05            7,850,000        7,689,546
----------------------------------------------------------------------------
Sutton Bridge Financing Ltd. (United
  Kingdom), Gtd. Euro Bonds, 8.63%,
  06/30/22(b)(c)                   GBP            3,000,000        4,402,173
----------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes,
  6.25%, 01/15/09                                 5,800,000        5,263,442
============================================================================
                                                                 167,617,137
============================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.09%

Israel Electric Corp. Ltd. (Israel), Yankee
  Deb., 7.75%, 12/15/27 (Acquired 06/09/00;
  Cost $3,819,213)(a)                             4,350,000        3,790,547
============================================================================

ENVIRONMENTAL SERVICES-0.34%

Browning-Ferris Industries, Inc., Unsec.
  Deb., 7.40%, 09/15/35                           4,170,000        3,419,400
----------------------------------------------------------------------------
Waste Management, Inc.,
  Putable Unsec. Notes, 7.10%, 08/01/26           9,900,000       10,109,385
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.13%, 12/15/17                 520,000          480,537
============================================================================
                                                                  14,009,322
============================================================================

GAS UTILITIES-1.11%

National Fuel Gas Co.-Series D, Medium Term
  Notes, 6.30%, 05/27/08                          8,600,000        8,215,236
----------------------------------------------------------------------------
Northern Border Partners, L.P., Sr. Unsec.
  Gtd. Unsub. Notes,
  7.10%, 03/15/11 (Acquired 03/14/01; Cost
    $3,495,380)(a)                                3,500,000        3,436,300
----------------------------------------------------------------------------
  Series A, 8.88%, 06/15/10                       5,850,000        6,421,077
----------------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee
  Deb., 8.50%, 12/15/12                           5,015,000        5,459,831
----------------------------------------------------------------------------
ONEOK, Inc., Unsec. Notes, 7.75%, 08/15/06        3,100,000        3,240,709
----------------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%, 07/15/11    17,435,000       17,567,506
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
GAS UTILITIES-(CONTINUED)

Westcoast Energy Inc. (Canada)-Series V,
  Unsec. Deb., 6.45%, 12/18/06(c)         CAD  $  3,000,000   $    1,987,473
============================================================================
                                                                  46,328,132
============================================================================

INDUSTRIAL CONGLOMERATES-0.02%

Mannesmann Finance B.V. (Netherlands), Unsec.
  Unsub. Gtd. Euro Bonds, 4.75%,
  05/27/09(c)                             EUR     1,300,000        1,009,087
============================================================================

INTEGRATED OIL & GAS-0.86%

El Paso CGP Co., Sr. Putable Unsec. Deb.,
  6.70%, 02/15/27                                18,900,000       18,649,575
----------------------------------------------------------------------------
Petro-Canada (Canada), Yankee Deb., 9.25%,
  10/15/21                                        9,300,000       11,043,564
----------------------------------------------------------------------------
Phillips Petroleum Co., Unsec. Notes, 8.50%,
  05/25/05                                        5,600,000        6,075,832
============================================================================
                                                                  35,768,971
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.04%

AT&T Canada Inc. (Canada), Sr. Unsec.
  Unsub. Notes, 7.15%, 09/23/04(c)        CAD     1,200,000          787,433
----------------------------------------------------------------------------
  Unsec. Sub. Yankee Notes, 7.63%, 03/15/05      10,100,000        9,989,203
----------------------------------------------------------------------------
  Sr. Unsec. Yankee Notes, 7.65%, 09/15/06        5,200,000        5,118,984
----------------------------------------------------------------------------
  Sr. Disc. Yankee Notes, 9.95%, 06/15/08(f)      6,000,000        4,995,000
----------------------------------------------------------------------------
MCI Communications Corp., Sr. Unsec.
  Notes, 6.95%, 08/15/06                          6,325,000        6,293,565
----------------------------------------------------------------------------
  Putable Deb., 7.13%, 06/15/27                   3,650,000        3,694,202
----------------------------------------------------------------------------
Olivetti International Finance N.V.
  (Netherlands)-Series E, Gtd. Medium Term
  Euro Notes, 6.58%, 07/30/09(c)          EUR     3,210,000        2,612,489
----------------------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%, 10/15/19       2,200,000        2,279,134
----------------------------------------------------------------------------
Teleglobe Canada Inc. (Canada), Unsec. Deb.,
  8.35%, 06/20/03(c)                      CAD     1,000,000          678,805
----------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 8.00%,
  06/01/11                                        3,650,000        3,723,256
----------------------------------------------------------------------------
WorldCom, Inc., Sr. Sub. Notes, 7.75%,
  04/01/07                                        2,975,000        3,073,473
============================================================================
                                                                  43,245,544
============================================================================

LIFE & HEALTH INSURANCE-0.91%

American General Finance Corp., Sr. Putable
  Notes, 8.45%, 10/15/09                         14,860,000       16,587,029
----------------------------------------------------------------------------
John Hancock Global Funding Ltd. (United
  States of America)-Series 99-H, Sr. Sec.
  Sub. Medium Term Notes, 6.75%,
  02/15/06(c)                             AUD    10,700,000        5,463,249
----------------------------------------------------------------------------
Prudential Funding, LLC, Medium Term Notes,
  6.60%, 05/15/08 (Acquired 05/09/01; Cost
  $2,097,564)(a)                                  2,100,000        2,099,601
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
LIFE & HEALTH INSURANCE-(CONTINUED)

Sun Canada Financial Co., Gtd. Sub. Bonds,
  6.63%, 12/15/07 (Acquired 10/14/99; Cost
  $1,042,095)(a)                               $  1,500,000   $    1,458,384
----------------------------------------------------------------------------
Torchmark Corp., Notes,
  7.38%, 08/01/13                                 3,000,000        3,010,590
----------------------------------------------------------------------------
  7.88%, 05/15/23                                 9,200,000        9,213,432
============================================================================
                                                                  37,832,285
============================================================================

MANAGED HEALTH CARE-0.24%

Wellpoint Health Networks Inc., Sr. Unsec.
  Notes 6.38%, 06/15/06                          10,000,000        9,933,400
============================================================================

MULTI-LINE INSURANCE-0.45%

AIG SunAmerica Global Financing II, Sr. Sec.
  Notes, 7.60%, 06/15/05 (Acquired
  06/08/00-04/16/01; Cost $12,387,667)(a)        12,175,000       12,985,733
----------------------------------------------------------------------------
AIG SunAmerica Global Financing IV, Sr.
  Notes, 5.85%, 02/01/06 (Acquired 01/24/01;
  Cost $5,899,461)(a)                             5,930,000        5,920,097
============================================================================
                                                                  18,905,830
============================================================================

MULTI-UTILITIES-1.38%

Dynegy-Roseton Danskamme LLC, Gtd. Pass
  Through Ctfs.,
  7.27%, 11/08/10 (Acquired 06/01/01; Cost
    $4,107,585)(a)                                4,100,000        4,066,175
----------------------------------------------------------------------------
  7.67%, 11/08/16 (Acquired 06/01/01; Cost
    $11,538,755)(a)                              11,500,000       11,370,165
----------------------------------------------------------------------------
Enron Corp., Sec. Notes, 8.00%, 08/15/05
  (Acquired 06/05/01; Cost $8,496,672)(a)         8,225,000        8,479,975
----------------------------------------------------------------------------
UtiliCorp United Inc., Sr. Unsec. Putable
  Notes, 6.70%, 10/15/06                          6,350,000        6,372,670
----------------------------------------------------------------------------
Western Resources, Inc., Sr. Unsec. Notes,
  6.25%, 08/15/03                                 1,575,000        1,524,490
----------------------------------------------------------------------------
  7.13%, 08/01/09                                 7,000,000        6,329,190
----------------------------------------------------------------------------
Williams Cos. (The), PATS Notes, 6.75%,
  01/15/06 (Acquired 01/11/01; Cost
  $5,504,281)(a)                                  5,525,000        5,503,563
----------------------------------------------------------------------------
Williams Gas Pipeline Center Inc., Sr. Notes,
  7.38%, 11/15/06 (Acquired 02/15/01; Cost
  $8,572,240)(a)                                  8,300,000        8,615,317
----------------------------------------------------------------------------
Williams Holdings of Delaware, Sr. Unsec.
  Deb., 6.25%, 02/01/06                           5,410,000        5,328,850
============================================================================
                                                                  57,590,395
============================================================================

OIL & GAS DRILLING-0.27%

Global Marine Inc., Sr. Unsec. Notes, 7.13%,
  09/01/07                                       11,100,000       11,305,350
============================================================================

OIL & GAS EQUIPMENT & SERVICES-0.78%

Kinder Morgan Energy Partners, L.P., Sr.
  Unsec. Notes, 6.30%, 02/01/09                   8,400,000        8,077,860
----------------------------------------------------------------------------
Kinder Morgan, Inc., Unsec. Deb., 7.35%,
  08/01/26                                        7,800,000        8,016,840
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

National-Oilwell, Inc., Sr. Unsec. Notes
  6.50%, 03/15/11                              $  2,750,000   $    2,614,395
----------------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Norway),
  Sr. Unsec. Yankee Notes, 7.13%, 03/30/28        5,500,000        4,524,245
----------------------------------------------------------------------------
  Yankee Notes, 7.50%, 03/31/07                   5,960,000        5,791,988
----------------------------------------------------------------------------
Smith International, Inc., Notes, 6.75%,
  02/15/11                                        3,750,000        3,683,738
============================================================================
                                                                  32,709,066
============================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.27%

Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/96                           8,250,000        8,751,270
----------------------------------------------------------------------------
Anderson Exploration Ltd. (Canada), Unsec.
  Sub. Yankee Notes, 6.75%, 03/15/11              5,575,000        5,471,751
----------------------------------------------------------------------------
Burlington Resources Inc., Sr. Unsec. Gtd.
  Notes, 6.68%, 02/15/11                          6,870,000        6,848,153
----------------------------------------------------------------------------
Canadian Occidental Petroleum (Canada),
  Unsec. Unsub. Yankee Notes, 7.40%, 05/01/28    10,400,000        9,957,376
----------------------------------------------------------------------------
Gulf Canada Resources Ltd. (Canada), Unsec.
  Yankee Notes 7.13%, 01/15/11                    7,370,000        7,605,693
----------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                          8,300,000        8,246,714
----------------------------------------------------------------------------
Noble Affiliates Inc., Sr. Unsec. Deb.,
  7.25%, 08/01/97                                 2,600,000        2,313,064
----------------------------------------------------------------------------
Norcen Energy Resources Ltd. (Canada), Unsec.
  Yankee Deb., 7.38%, 05/15/06                    2,200,000        2,317,238
----------------------------------------------------------------------------
Talisman Energy Inc. (Canada), Unsec. Unsub.
  Yankee Deb., 7.13%, 06/01/07                    1,500,000        1,525,545
============================================================================
                                                                  53,036,804
============================================================================

OIL & GAS REFINING & MARKETING-0.52%

Petroleos Mexicanos (Mexico),
  Sr. Unsec. Gtd. Yankee Bonds, 9.38%,
    12/02/08                                      6,295,000        6,757,368
----------------------------------------------------------------------------
  Series P, Unsec. Putable Unsub. Yankee
    Notes, 9.50%, 09/15/27                       14,025,000       15,052,472
============================================================================
                                                                  21,809,840
============================================================================

PACKAGED FOODS-0.31%

ConAgra, Inc., Sr. Unsec. Putable Notes,
  7.13%, 10/01/26                                12,755,000       13,066,094
============================================================================

PROPERTY & CASUALTY INSURANCE-0.83%

Allstate Financial Global Funding, Notes,
  6.50%, 06/14/11 (Acquired 06/07/01; Cost
  $11,796,923)(a)                                11,815,000       11,683,972
----------------------------------------------------------------------------
Florida Windstorm Underwriting Association,
  Sr. Sec. Notes, 7.13%, 02/25/19 (Acquired
  04/25/01-05/03/01; Cost $14,660,688)(a)        14,635,000       14,465,819
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
PROPERTY & CASUALTY INSURANCE-(CONTINUED)

Terra Nova Insurance (United Kingdom)
  Holding, Sr. Unsec. Gtd. Yankee Notes,
  7.00%, 05/15/08                              $  2,350,000   $    2,003,023
----------------------------------------------------------------------------
  7.20%, 08/15/07                                 7,000,000        6,187,160
============================================================================
                                                                  34,339,974
============================================================================

PUBLISHING & PRINTING-0.64%

News America Holdings, Inc.,
  Sr. Unsec. Gtd. Putable Bonds, 7.43%,
    10/01/26                                      4,950,000        5,007,965
----------------------------------------------------------------------------
  Unsec. Deb. 7.75%, 01/20/24                     9,450,000        8,946,410
----------------------------------------------------------------------------
  Putable Notes, 8.45%, 08/01/34                  3,325,000        3,406,995
----------------------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13                  8,250,000        9,281,085
============================================================================
                                                                  26,642,455
============================================================================

RAILROADS-0.51%

Consolidated Rail Corp., Deb., 9.75%,
  06/15/20                                        9,300,000       10,965,444
----------------------------------------------------------------------------
Norfolk Southern Corp., Notes, 7.05%,
  05/01/37                                       10,000,000       10,300,300
============================================================================
                                                                  21,265,744
============================================================================

REAL ESTATE INVESTMENT TRUSTS-0.59%

ERP Operating L.P., Unsec. Notes, 7.13%,
  10/15/17                                        3,250,000        3,008,558
----------------------------------------------------------------------------
Health Care REIT, Inc., Sr. Unsec. Notes,
  7.63%, 03/15/08                                 1,150,000        1,006,365
----------------------------------------------------------------------------
Healthcare Realty Trust, Inc., Sr. Unsec.
  Notes, 8.13%, 05/01/11                          8,900,000        8,811,623
----------------------------------------------------------------------------
Spieker Properties LP, Unsec. Deb., 7.50%,
  10/01/27                                        7,800,000        7,232,160
----------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb.,
  7.35%, 12/01/17                                 4,600,000        4,324,920
============================================================================
                                                                  24,383,626
============================================================================

REINSURANCE-0.30%

GE Global Insurance Holdings Corp., Unsec.
  Notes, 7.75%, 06/15/30                         11,250,000       12,276,225
============================================================================

SOVEREIGN DEBT-0.46%

British Columbia (Province of) (Canada),
  Unsec. Unsub. Yankee Notes, 5.38%, 10/29/08     2,750,000        2,660,708
----------------------------------------------------------------------------
Hydro-Quebec-Series B (Canada), Gtd. Medium
  Term Yankee Notes, 8.62%, 12/15/11              5,000,000        5,769,650
----------------------------------------------------------------------------
Ontario (Province of) (Canada), Sr. Unsec.
  Unsub. Notes, 5.50%, 10/01/08                   5,800,000        5,615,734
----------------------------------------------------------------------------
Quebec (Province of) (Canada), Yankee Deb.,
  7.50%, 07/15/23                                 4,810,000        5,087,970
============================================================================
                                                                  19,134,062
============================================================================

SYSTEMS SOFTWARE-0.46%

VERITAS Software Corp., Conv. Unsec. Disc.
  Notes, 1.86%, 08/13/06                         10,000,000       19,312,000
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE

WIRELESS TELECOMMUNICATION SERVICES-0.25%

Bell Mobility Cellular Inc. (Canada), Unsec.
  Deb., 6.55%, 06/02/08(c)         CAD            2,500,000   $    1,611,869
----------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom), Jr.
  Unsec. Notes, 7.75%, 02/15/10                $  8,350,000        8,780,860
============================================================================
                                                                  10,392,729
============================================================================
    Total Bonds & Notes (Cost $1,314,621,024)                  1,302,621,807
============================================================================

                                                  SHARES
STOCKS & OTHER EQUITY INTERESTS-52.00%

ADVERTISING-1.53%

Lamar Advertising Co.(g)                            500,000       22,000,000
----------------------------------------------------------------------------
Omnicom Group Inc.                                  483,000       41,538,000
============================================================================
                                                                  63,538,000
============================================================================

APPLICATION SOFTWARE-1.03%

Amdocs Ltd. (United Kingdom)(g)                     558,000       30,048,300
----------------------------------------------------------------------------
Henry (Jack) & Associates, Inc.                     415,900       12,892,900
============================================================================
                                                                  42,941,200
============================================================================

BANKS-1.33%

Bank of New York Co., Inc. (The)                    603,000       28,944,000
----------------------------------------------------------------------------
PNC Financial Services Group                        400,000       26,316,000
============================================================================
                                                                  55,260,000
============================================================================

BIOTECHNOLOGY-1.40%

Genzyme Corp.(g)                                    958,200       58,450,200
============================================================================

BROADCASTING & CABLE TV-1.78%

Clear Channel Communications, Inc.(g)               333,000       20,879,100
----------------------------------------------------------------------------
General Motors Corp.-Class H(g)                     567,000       11,481,750
----------------------------------------------------------------------------
Hispanic Broadcasting Corp.(g)                      375,800       10,781,702
----------------------------------------------------------------------------
Univision Communications Inc.-Class A(g)            726,500       31,079,670
============================================================================
                                                                  74,222,222
============================================================================

COMPUTER HARDWARE-0.26%

Dell Computer Corp.(g)                              420,000       10,899,000
============================================================================

COMPUTER STORAGE & PERIPHERALS-0.52%

EMC Corp.(g)                                        743,000       21,584,150
============================================================================

CONSTRUCTION & ENGINEERING-0.37%

Quanta Services, Inc.(g)                            692,000       15,251,680
============================================================================

DATA PROCESSING SERVICES-0.79%

Concord EFS, Inc.(g)                                315,000       16,383,150
----------------------------------------------------------------------------
DST Systems, Inc.(g)                                314,000       16,547,800
============================================================================
                                                                  32,930,950
============================================================================

DERIVATIVES-0.52%

Kerr-McGee Corp.-$1.83 Pfd. DECS                    445,000       21,671,500
============================================================================

                                                                  MARKET
                                                  SHARES          VALUE

DIVERSIFIED FINANCIAL SERVICES-6.74%

American Express Co.                                491,000   $   19,050,800
----------------------------------------------------------------------------
Citigroup Inc.                                    1,321,433       69,824,520
----------------------------------------------------------------------------
Fannie Mae                                          215,000       18,307,250
----------------------------------------------------------------------------
Freddie Mac                                         277,000       19,390,000
----------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                     299,000       25,654,200
----------------------------------------------------------------------------
J.P. Morgan Chase & Co.                             657,500       29,324,500
----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                           586,000       34,720,500
----------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                    302,000       19,397,460
----------------------------------------------------------------------------
State Street Corp.                                  254,000       12,570,460
----------------------------------------------------------------------------
Stilwell Financial, Inc.                            493,000       16,545,080
----------------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A              499,000       15,843,250
============================================================================
                                                                 280,628,020
============================================================================

ELECTRIC UTILITIES-2.20%

AES Corp. (The)(g)                                  549,000       23,634,450
----------------------------------------------------------------------------
AES Trust III-$3.38 Conv. Pfd.                      108,600        7,493,400
----------------------------------------------------------------------------
Calpine Corp.(g)                                    425,000       16,065,000
----------------------------------------------------------------------------
Duke Energy Corp.                                   524,600       20,464,646
----------------------------------------------------------------------------
Mirant Corp.(g)                                     331,390       11,399,816
----------------------------------------------------------------------------
Reliant Resources, Inc.(g)                          510,500       12,609,350
============================================================================
                                                                  91,666,662
============================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.23%

Sanmina Corp.(g)                                    414,000        9,691,740
============================================================================

FOOD RETAIL-0.79%

Safeway Inc.(g)                                     682,000       32,736,000
============================================================================

GAS UTILITIES-0.40%

El Paso Corp.                                       314,000       16,497,560
============================================================================

GENERAL MERCHANDISE STORES-0.56%

Target Corp.                                        671,200       23,223,520
============================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.43%

Cardinal Health, Inc.                               259,500       17,905,500
============================================================================

HEALTH CARE EQUIPMENT-0.72%

Baxter International Inc.                           610,800       29,929,200
============================================================================

HEALTH CARE FACILITIES-1.26%

HCA Inc.                                            614,000       27,746,660
----------------------------------------------------------------------------
Tenet Healthcare Corp.(g)                           481,000       24,814,790
============================================================================
                                                                  52,561,450
============================================================================

HOME IMPROVEMENT RETAIL-0.33%

Home Depot, Inc. (The)                              295,500       13,755,525
============================================================================

INDUSTRIAL CONGLOMERATES-1.57%

General Electric Co.                                706,000       34,417,500
----------------------------------------------------------------------------

                                                                  MARKET
                                                  SHARES          VALUE
INDUSTRIAL CONGLOMERATES-(CONTINUED)

Tyco International Ltd. (Bermuda)                   567,000   $   30,901,500
============================================================================
                                                                  65,319,000
============================================================================

INSURANCE BROKERS-0.79%

Marsh & McLennan Cos., Inc.                         325,000       32,825,000
============================================================================

INTEGRATED OIL & GAS-2.16%

Chevron Corp.                                       282,000       25,521,000
----------------------------------------------------------------------------
Exxon Mobil Corp.                                   388,700       33,952,945
----------------------------------------------------------------------------
TotalFinaElf S.A. (France)                          218,000       30,562,083
============================================================================
                                                                  90,036,028
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.99%

BellSouth Corp.                                     695,000       27,987,650
----------------------------------------------------------------------------
Broadwing Inc.(g)                                   609,520       14,902,764
----------------------------------------------------------------------------
Korea Telecom Corp.-ADR (South Korea)               189,796        4,171,716
----------------------------------------------------------------------------
McLeodUSA Inc.-Class A(g)                         1,371,000        6,292,890
----------------------------------------------------------------------------
Qwest Communications International Inc.             665,000       21,193,550
----------------------------------------------------------------------------
SBC Communications Inc.                             744,000       29,804,640
----------------------------------------------------------------------------
Telecom Italia S.p.A. (Italy)                     2,642,300       12,631,420
----------------------------------------------------------------------------
Telefonica, S.A. (Spain)(g)                       1,296,993       16,006,263
----------------------------------------------------------------------------
Time Warner Telecom Inc.-Class A(g)                 314,200       10,531,984
----------------------------------------------------------------------------
Verizon Communications Inc.                         419,000       22,416,500
============================================================================
                                                                 165,939,377
============================================================================

INTERNET SOFTWARE & SERVICES-1.07%

Check Point Software Technologies Ltd.
  (Israel)(g)                                       498,000       25,183,860
----------------------------------------------------------------------------
Internet Security Systems, Inc.(g)                  251,000       12,188,560
----------------------------------------------------------------------------
VeriSign, Inc.(g)                                   122,500        7,351,225
============================================================================
                                                                  44,723,645
============================================================================

IT CONSULTING & SERVICES-0.50%

SunGard Data Systems Inc.(g)                        700,000       21,007,000
============================================================================

LIFE & HEALTH INSURANCE-0.55%

AFLAC, Inc.                                         722,000       22,735,780
============================================================================

MOVIES & ENTERTAINMENT-1.83%

AOL Time Warner Inc.(g)                             746,700       39,575,100
----------------------------------------------------------------------------
Viacom Inc.-Class B(g)                              703,659       36,414,353
============================================================================
                                                                  75,989,453
============================================================================

MULTI-LINE INSURANCE-1.57%

American International Group, Inc.                  444,500       38,227,000
----------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)       394,000       26,949,600
============================================================================
                                                                  65,176,600
============================================================================

MULTI-UTILITIES-1.69%

Dynegy Inc.-Class A                                 601,000       27,946,500
----------------------------------------------------------------------------
Enron Corp.                                         356,000       17,444,000
----------------------------------------------------------------------------

                                                                  MARKET
                                                  SHARES          VALUE
MULTI-UTILITIES-(CONTINUED)

Williams Cos., Inc. (The)                           757,000   $   24,943,150
============================================================================
                                                                  70,333,650
============================================================================

NETWORKING EQUIPMENT-0.99%

Brocade Communications Systems, Inc.(g)             353,000       15,528,470
----------------------------------------------------------------------------
Cisco Systems, Inc.(g)                              963,000       17,526,600
----------------------------------------------------------------------------
Juniper Networks, Inc.(g)                           264,700        8,232,170
============================================================================
                                                                  41,287,240
============================================================================

OIL & GAS EQUIPMENT & SERVICES-0.53%

BJ Services Co.(g)                                  777,000       22,051,260
============================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.19%

Anadarko Petroleum Corp.                            463,000       25,015,890
----------------------------------------------------------------------------
Apache Corp.                                        502,000       25,476,500
----------------------------------------------------------------------------
Devon Energy Corp.                                  112,000        5,880,000
----------------------------------------------------------------------------
EOG Resources, Inc.                                 340,000       12,087,000
----------------------------------------------------------------------------
Kerr-McGee Corp.                                    344,900       22,856,523
============================================================================
                                                                  91,315,913
============================================================================

PACKAGED FOODS-0.37%

Kraft Foods, Inc.-Class A(g)                        495,700       15,366,700
============================================================================

PHARMACEUTICALS-4.05%

Abbott Laboratories                                 564,000       27,077,640
----------------------------------------------------------------------------
Allergan, Inc.                                      324,000       27,702,000
----------------------------------------------------------------------------
American Home Products Corp.                        281,000       16,421,640
----------------------------------------------------------------------------
Johnson & Johnson                                   430,000       21,500,000
----------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(g)             177,000        9,381,000
----------------------------------------------------------------------------
Merck & Co., Inc.                                   274,000       17,511,340
----------------------------------------------------------------------------
Pfizer Inc.                                         621,200       24,879,060
----------------------------------------------------------------------------
Pharmacia Corp.                                     523,000       24,031,850
============================================================================
                                                                 168,504,530
============================================================================

PROPERTY & CASUALTY INSURANCE-0.51%

MGIC Investment Corp.                               292,000       21,210,880
============================================================================

SEMICONDUCTOR EQUIPMENT-0.32%

Applied Materials, Inc.(g)                          270,000       13,257,000
============================================================================

SEMICONDUCTORS-1.17%

Analog Devices, Inc.(g)                             496,300       21,464,975
----------------------------------------------------------------------------
Intel Corp.                                         575,000       16,818,750
----------------------------------------------------------------------------
Microchip Technology Inc.(g)                        312,800       10,456,904
============================================================================
                                                                  48,740,629
============================================================================

SPECIALTY STORES-0.52%

Bed Bath & Beyond Inc.(g)                           689,000       21,496,800
============================================================================

SYSTEMS SOFTWARE-0.54%

Oracle Corp.(g)                                     750,000       14,250,000
----------------------------------------------------------------------------

                                                                  MARKET
                                                  SHARES          VALUE
SYSTEMS SOFTWARE-(CONTINUED)

VERITAS Software Corp.(g)                           122,100   $    8,123,313
============================================================================
                                                                  22,373,313
============================================================================

TELECOMMUNICATIONS EQUIPMENT-0.98%

Comverse Technology, Inc.(g)                        192,000       11,063,040
----------------------------------------------------------------------------
JDS Uniphase Corp.(g)                               664,520        8,306,500
----------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                             775,000       17,081,000
----------------------------------------------------------------------------
Nortel Networks Corp. (Canada)                      499,100        4,536,819
============================================================================
                                                                  40,987,359
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.92%

NTT DoCoMo, Inc. (Japan)                                844       14,684,734
----------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom)               5,907,285       13,102,786
----------------------------------------------------------------------------
Western Wireless Corp.-Class A(g)                   247,300       10,633,900
============================================================================
                                                                  38,421,420
============================================================================
    Total Stocks & Other Equity Interests
      (Cost $2,010,562,470)                                    2,164,442,656
============================================================================

                                                PRINCIPAL
                                                  AMOUNT
U.S. TREASURY SECURITIES-7.68%

U.S. TREASURY NOTES-7.31%

7.25%, 08/15/04(h)                             $ 25,700,000       27,597,688
----------------------------------------------------------------------------
5.88%, 11/15/04(h)                                8,905,000        9,213,469
----------------------------------------------------------------------------
6.75%, 05/15/05                                  44,900,000       47,832,419
----------------------------------------------------------------------------
6.50%, 08/15/05 to 02/15/10                     116,440,000      123,667,042
----------------------------------------------------------------------------
9.38%, 02/15/06(h)                               16,800,000       19,813,752
----------------------------------------------------------------------------
6.88%, 05/15/06                                  34,500,000       37,209,975
----------------------------------------------------------------------------
6.13%, 08/15/07                                   6,150,000        6,448,336
----------------------------------------------------------------------------
5.75%, 08/15/10(h)                               31,850,000       32,604,845
============================================================================
                                                                 304,387,526
============================================================================
U.S. TREASURY BONDS-0.37%

6.13%, 11/15/27 to 08/15/29                      14,845,000       15,379,008
============================================================================
    Total U.S. Treasury Securities (Cost
      $307,426,584)                                              319,766,534
============================================================================

U.S. GOVERNMENT AGENCY SECURITIES-4.02%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-2.49%

Jr. Unsec. Sub. Notes, 5.88%, 03/21/11            9,000,000        8,633,430
----------------------------------------------------------------------------
Pass Through Ctfs.,
  7.00%, 11/01/30 to 02/01/31                    31,775,630       31,984,078
----------------------------------------------------------------------------
Pass Through Ctfs.-TBA,
  7.00%, 07/01/31 to 08/01/31(i)                 48,000,000       48,255,104
----------------------------------------------------------------------------
  6.50%, 08/01/31(i)                             15,000,000       14,770,312
============================================================================
                                                                 103,642,924
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.53%

Pass Through Ctfs.,
  6.50%, 04/01/14 to 12/01/14                  $ 40,736,329   $   40,863,427
----------------------------------------------------------------------------
  8.00%, 12/01/23                                 9,925,948       10,267,102
----------------------------------------------------------------------------
  Unsec. Sub. Notes, 5.50%, 05/02/06             12,800,000       12,660,224
============================================================================
                                                                  63,790,753
============================================================================
    Total U.S. Government Agency Securities
      (Cost $168,348,974)                                        167,433,677
============================================================================

ASSET-BACKED SECURITIES-1.76%

AIRLINES-0.52%

America West Airlines, Inc.,-Series C, Pass
  Through Ctfs., 6.86%, 07/02/04                  1,735,331        1,711,349
----------------------------------------------------------------------------
Northwest Airlines Inc.-Series 971B, Pass
  Through Ctfs., 7.25%, 01/02/12                  3,964,736        3,684,370
----------------------------------------------------------------------------
United Air Lines, Inc.-Series 95A2, Pass
  Through Ctfs.,
  7.19%, 04/01/11                                12,055,000       12,286,697
----------------------------------------------------------------------------
  9.56%, 10/19/18                                 3,750,000        3,976,050
============================================================================
                                                                  21,658,466
============================================================================

AUTOMOBILE MANUFACTURERS-0.10%

DaimlerChrysler N.A. Holding Corp., Gtd. ROCS
  Series CHR-1998-1, Collateral Trust, 6.50%,
  08/01/18                                        4,609,837        4,223,879
============================================================================

COMPUTER HARDWARE-0.22%

American Airlines, Inc., Pass Through Ctfs.,
  6.82%, 05/23/11 (Acquired 06/28/01; Cost
  $5,864,397)(a)                                  5,770,000        5,738,842
----------------------------------------------------------------------------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
COMPUTER HARDWARE-(CONTINUED)

American Airlines, Inc.-Series 87-A,
  Equipment Trust Ctfs., 9.90%, 01/15/11       $  2,955,000   $    3,350,438
============================================================================
                                                                   9,089,280
============================================================================

DIVERSIFIED FINANCIAL SERVICES-0.48%

Citicorp Lease-Class A2, Series 1999-1, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-01/25/01; Cost $19,745,712)(a)        19,600,000       20,045,900
============================================================================

ELECTRIC UTILITIES-0.44%

Beaver Valley II Funding Corp., SLOBS, 9.00%,
  06/01/17                                       12,500,000       13,204,875
----------------------------------------------------------------------------
Indiana Michigan Power Co.-Series F, SLOBS,
  9.82%, 12/07/22                                 4,468,941        4,937,107
============================================================================
                                                                  18,141,982
============================================================================
    Total Asset-Backed Securities (Cost
      $60,985,459)                                                73,159,507
============================================================================

                                                  SHARES
MONEY MARKET FUNDS-4.18%

STIC Liquid Assets Portfolio(j)                  87,072,813       87,072,813
----------------------------------------------------------------------------
STIC Prime Portfolio(j)                          87,072,813       87,072,813
============================================================================
    Total Money Market Funds (Cost
      $174,145,626)                                              174,145,626
============================================================================
TOTAL INVESTMENTS-100.93% (Cost
  $4,036,090,137)                                              4,201,569,807
============================================================================
OTHER ASSETS LESS LIABILITIES-(0.93%)                            (38,800,060)
============================================================================
NET ASSETS-100.00%                                            $4,162,769,747
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
AUD     - Australian Dollar
CAD     - Canadian Dollars
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
DECS    - Dividend Enhanced Convertible Stock
Disc.   - Discounted
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
PATS    - Putable Asset Term Security
Pfd.    - Preferred
RAPS    - Redeemable and Putable Security
ROCS    - Receipts on Corporate Securities Trust
Sec.    - Secured
SLOBS   - Secured Lease Obligation Bonds
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 06/30/01 was $197,862,762, which represented 4.75% of the Fund's net assets.
(b) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(c) Foreign denominated security. Par value is denominated in currency indicated.
(d) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(e) Security fair valued in accordance with the procedures established by the Board of Trustees.
(f) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g)  Non-income producing security.
(h) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 10.
(i) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section B.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $4,036,090,137)*                             $4,201,569,807
-------------------------------------------------------------
Foreign currencies, at value (cost
  $732,830)                                           728,671
-------------------------------------------------------------
Receivables for:
  Investments sold                                    182,994
-------------------------------------------------------------
  Variation margin                                  2,198,725
-------------------------------------------------------------
  Fund shares sold                                 13,551,699
-------------------------------------------------------------
  Dividends and interest                           33,665,804
-------------------------------------------------------------
  Foreign currency contracts outstanding               32,448
-------------------------------------------------------------
Investment for deferred compensation plan              64,656
-------------------------------------------------------------
Collateral for securities loaned                  538,616,646
-------------------------------------------------------------
Other assets                                           72,219
=============================================================
    Total assets                                4,790,683,669
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            69,539,509
-------------------------------------------------------------
  Fund shares reacquired                           15,520,172
-------------------------------------------------------------
  Deferred compensation plan                           64,656
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        538,616,646
-------------------------------------------------------------
Accrued distribution fees                           3,649,411
-------------------------------------------------------------
Accrued transfer agent fees                           420,325
-------------------------------------------------------------
Accrued operating expenses                            103,203
=============================================================
    Total liabilities                             627,913,922
=============================================================
Net assets applicable to shares outstanding    $4,162,769,747
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $2,507,490,697
_____________________________________________________________
=============================================================
Class B                                        $1,295,829,784
_____________________________________________________________
=============================================================
Class C                                        $  359,449,266
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            90,608,342
_____________________________________________________________
=============================================================
Class B                                            46,946,649
_____________________________________________________________
=============================================================
Class C                                            13,007,068
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        27.67
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $27.67 divided by
      95.25%)                                  $        29.05
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        27.60
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        27.63
_____________________________________________________________
=============================================================

 * At June 30, 2001, securities with an aggregate value of $532,324,170 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended June 30, 2001
(Unaudited)

INVESTMENT INCOME:

Interest                                       $  60,689,404
------------------------------------------------------------
Dividends (net of foreign withholding tax
  of $161,569)                                     8,839,198
------------------------------------------------------------
Dividends from affiliated money market
  funds                                            8,854,786
------------------------------------------------------------
Security lending income                              753,216
============================================================
    Total investment income                       79,136,604
============================================================

EXPENSES:

Advisory fees                                     10,752,286
------------------------------------------------------------
Administrative services fees                         115,466
------------------------------------------------------------
Custodian fees                                       157,407
------------------------------------------------------------
Distribution fees -- Class A                       3,176,220
------------------------------------------------------------
Distribution fees -- Class B                       6,584,466
------------------------------------------------------------
Distribution fees -- Class C                       1,832,004
------------------------------------------------------------
Transfer agent fees -- Class A                     2,030,699
------------------------------------------------------------
Transfer agent fees -- Class B                     1,026,452
------------------------------------------------------------
Transfer agent fees -- Class C                       285,591
------------------------------------------------------------
Trustees' fees                                        13,083
------------------------------------------------------------
Other                                                386,007
============================================================
    Total expenses                                26,359,681
============================================================
Less: Expenses paid indirectly                       (38,373)
============================================================
    Net expenses                                  26,321,308
============================================================
Net investment income                             52,815,296
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FOREIGN CURRENCY CONTRACTS,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (23,087,985)
------------------------------------------------------------
  Foreign currencies                                 (15,583)
------------------------------------------------------------
  Foreign currency contracts                         183,390
------------------------------------------------------------
  Futures contracts                              (34,977,132)
------------------------------------------------------------
  Option contracts written                         2,104,564
============================================================
                                                 (55,792,746)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (306,618,681)
------------------------------------------------------------
  Foreign currencies                                 (57,121)
------------------------------------------------------------
  Foreign currency contracts                         250,078
------------------------------------------------------------
  Futures contracts                                3,796,798
============================================================
                                                (302,628,926)
============================================================
Net gain (loss) from investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and option
  contracts:                                    (358,421,672)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(305,606,376)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 and the year ended December 31, 2000 (Unaudited)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   2001              2000
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $   52,815,296    $   93,697,007
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                               (55,792,746)        8,037,010
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                    (302,628,926)     (315,446,121)
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (305,606,376)     (213,712,104)
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (35,817,030)      (54,663,293)
----------------------------------------------------------------------------------------------
  Class B                                                        (13,521,961)      (22,292,342)
----------------------------------------------------------------------------------------------
  Class C                                                         (3,776,915)       (5,320,796)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                 --       (39,511,188)
----------------------------------------------------------------------------------------------
  Class B                                                                 --       (21,396,291)
----------------------------------------------------------------------------------------------
  Class C                                                                 --        (5,732,223)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        215,234,733       922,806,014
----------------------------------------------------------------------------------------------
  Class B                                                         48,927,225       291,069,331
----------------------------------------------------------------------------------------------
  Class C                                                         25,356,207       196,576,584
==============================================================================================
    Net increase (decrease) in net assets                        (69,204,117)    1,047,823,692
==============================================================================================

NET ASSETS:

  Beginning of period                                          4,231,973,864     3,184,150,172
==============================================================================================
  End of period                                               $4,162,769,747    $4,231,973,864
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $4,098,798,290    $3,809,280,125
----------------------------------------------------------------------------------------------
  Undistributed net investment income                             (2,867,575)        1,041,061
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts            (92,325,148)      (36,532,402)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, foreign currency contracts and futures
    contracts                                                    159,164,180       458,185,080
==============================================================================================
                                                              $4,162,769,747    $4,231,973,864
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
       The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

C. Distributions -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
     Outstanding foreign currency contracts at June 30, 2001 were as follows:

                                CONTRACT TO
   SETTLEMENT             -----------------------                 UNREALIZED
   DATE        CURRENCY    DELIVER      RECEIVE       VALUE      APPRECIATION
   ----------  --------   ----------   ----------   ----------   ------------
   09/10/01      AUD      10,500,000   $5,376,000   $5,343,552     $32,448
   ==========================================================================

G. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

H. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

I. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

J. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $3,608,026 reduction in the cost of securities and a corresponding $3,608,026 increase in net unrealized gains and losses, based on securities held by the Fund on January 1, 2001.

  The effect of this change in 2001 was to decrease net investment income by $1,568,866, increase net unrealized gains and losses by $1,313,368, increase net realized gains and losses by $255,498, decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%.

NOTE 3-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2001, AIM was paid $115,466 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2001, AFS was paid $1,279,278 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $3,176,220, $6,584,466 and $1,832,004, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $418,635 from sales of the Class A shares of the Fund during the six months ended June 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2001, AIM Distributors received $40,807 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended June 30, 2001, the Fund paid legal fees of $3,661 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4-INDIRECT EXPENSES

For the six months ended June 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $38,373 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $38,373.

NOTE 5-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At June 30, 2001, securities with an aggregate value of $532,324,170 were on loan to brokers. The loans were secured by cash collateral of $538,616,646, received by the Fund and subsequently invested in affiliated money market funds as follows: $269,308,323 in STIC Liquid Assets Portfolio and $269,308,323 in STIC Prime Portfolio. For the six months ended June 30, 2001, the Fund received fees of $753,216 for securities lending.

NOTE 8-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2001 was $1,787,928,378 and $1,362,334,572, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 409,346,382
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (247,978,089)
=========================================================
Net unrealized appreciation of
  investment securities                     $ 161,368,293
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $4,040,201,514.

NOTE 9-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of period                    --      $        --
----------------------------------------------------------
Written                             7,680        2,254,644
----------------------------------------------------------
Closed                             (2,240)        (754,855)
----------------------------------------------------------
Expired                            (5,440)      (1,499,789)
==========================================================
End of period                          --      $        --
__________________________________________________________
==========================================================

NOTE 10-FUTURES CONTRACTS

On June 30, 2001, $36,560,400 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of June 30, 2001 were as follows:

                                                                                                              UNREALIZED
                                                               NO. OF         MONTH/           MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT         VALUE        (DEPRECIATION)
--------                                                      ---------    -------------    ------------    --------------
Nasdaq 100 Index                                                 241       Sept.-01/Long    $ 44,500,650     $  3,909,898
--------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                    897       Sept.-01/Long     276,208,725      (10,232,079)
==========================================================================================================================
                                                                                            $320,709,375     $ (6,322,181)
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 11-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2001 and the year ended December 31, 2000 were as follows:

                                                                        JUNE 30,                      DECEMBER 31,
                                                                          2001                            2000
                                                              ----------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
                                                              -----------    -------------    -----------    --------------
Sold:
  Class A                                                      20,709,542    $ 600,592,277     44,686,844    $1,459,628,858
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       5,050,458      145,394,517     13,281,625       433,100,994
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,372,723       69,103,169      7,345,840       240,137,040
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,199,837       32,950,182      2,771,578        87,115,195
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                         436,080       11,947,446      1,260,443        39,350,153
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         115,168        3,156,855        313,857         9,736,859
===========================================================================================================================
Reacquired:
  Class A                                                     (14,622,346)    (418,307,726)   (19,211,948)     (623,938,039)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,815,578)    (108,414,738)    (5,548,847)     (181,381,816)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,645,056)     (46,903,817)    (1,639,854)      (53,297,315)
===========================================================================================================================
                                                                9,800,828    $ 289,518,165     43,259,538    $1,410,451,929
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 12-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS A
                                             ------------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                                 JUNE 30,          --------------------------------------------------------------
                                                   2001             2000(a)       1999(a)       1998(a)        1997        1996
                                             ----------------      ----------    ----------    ----------    --------    --------
Net asset value, beginning of period            $    30.10         $    32.69    $    28.23    $    25.78    $  21.84    $  19.22
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.37(b)            0.92          0.82          0.71        0.60        0.66
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         (2.40)             (2.23)         4.46          2.45        4.66        2.99
=================================================================================================================================
    Total from investment operations                 (2.03)             (1.31)         5.28          3.16        5.26        3.65
=================================================================================================================================
Less distributions:
  Dividends from net investment income               (0.40)             (0.79)        (0.82)        (0.65)      (0.55)      (0.55)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                 --              (0.49)           --         (0.06)      (0.77)      (0.48)
=================================================================================================================================
    Total distributions                              (0.40)             (1.28)        (0.82)        (0.71)      (1.32)      (1.03)
=================================================================================================================================
Net asset value, end of period                  $    27.67         $    30.10    $    32.69    $    28.23    $  25.78    $  21.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                      (6.73)%            (4.18)%       19.04%        12.46%      24.41%      19.25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $2,507,491         $2,507,641    $1,800,350    $1,318,230    $683,633    $334,189
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets               0.95%(d)           0.96%         0.94%         0.95%       0.98%       1.15%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                          2.63%(b)(d)        2.80%         2.81%         2.81%       2.48%       2.97%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 35%                55%           65%           43%         66%         72%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.38 and the ratio of net investment income to average net assets would have been 2.70%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $2,562,031,240.

                                                                                    CLASS B
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
                                                   JUNE 30,          ------------------------------------------------------------
                                                     2001             2000(a)       1999(a)      1998(a)       1997        1996
                                               ----------------      ----------    ----------    --------    --------    --------
Net asset value, beginning of period              $    30.01         $    32.61    $    28.18    $  25.75    $  21.83    $  19.22
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.27(b)            0.66          0.58        0.42        0.38        0.48
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           (2.39)             (2.23)         4.45        2.51        4.68        2.99
=================================================================================================================================
    Total from investment operations                   (2.12)             (1.57)         5.03        2.93        5.06        3.47
=================================================================================================================================
Less distributions:
  Dividends from net investment income                 (0.29)             (0.54)        (0.60)      (0.44)      (0.37)      (0.38)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   --              (0.49)           --       (0.06)      (0.77)      (0.48)
=================================================================================================================================
    Total distributions                                (0.29)             (1.03)        (0.60)      (0.50)      (1.14)      (0.86)
=================================================================================================================================
Net asset value, end of period                    $    27.60         $    30.01    $    32.61    $  28.18    $  25.75    $  21.83
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                        (7.05)%            (4.93)%       18.08%      11.53%      23.42%      18.28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $1,295,830         $1,358,823    $1,183,215    $894,165    $486,506    $237,082
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                 1.70%(d)           1.73%         1.75%       1.76%       1.79%       1.97%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                1.88%(b)(d)        2.03%         2.00%       2.00%       1.67%       2.15%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                   35%                55%           65%         43%         66%         72%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.28 and the ratio of net investment income to average net assets would have been 1.95%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,327,806,610.

                                                                                         CLASS C
                                                         ------------------------------------------------------------------------
                                                                                                                   AUGUST 4, 1997
                                                                                                                    (DATE SALES
                                                         SIX MONTHS ENDED          YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                             JUNE 30,          --------------------------------     DECEMBER 31,
                                                               2001            2000(a)     1999(a)     1998(a)          1997
                                                         ----------------      --------    --------    --------    --------------
Net asset value, beginning of period                         $  30.05          $  32.65    $  28.21    $  25.76        $25.55
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.27(b)           0.66        0.58        0.42          0.16
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.40)            (2.23)       4.46        2.53          1.01
=================================================================================================================================
    Total from investment operations                            (2.13)            (1.57)       5.04        2.95          1.17
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.29)            (0.54)      (0.60)      (0.44)        (0.19)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --             (0.49)         --       (0.06)        (0.77)
=================================================================================================================================
    Total distributions                                         (0.29)            (1.03)      (0.60)      (0.50)        (0.96)
=================================================================================================================================
Net asset value, end of period                               $  27.63          $  30.05    $  32.65    $  28.21        $25.76
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                 (7.07)%           (4.93)%     18.09%      11.60%         4.67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $359,449          $365,510    $200,585    $114,163        $9,394
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          1.70%(d)          1.73%       1.75%       1.73%         1.78%(e)
=================================================================================================================================
Ratio of net investment income to average net assets             1.88%(b)(d)       2.03%       2.00%       2.03%         1.68%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            35%               55%         65%         43%           66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.28 and the ratio of net investment income to average net assets would have been 1.95%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $369,437,197.
(e)  Annualized.


BOARD OF TRUSTEES                                      OFFICERS                              OFFICE OF THE FUND
Robert H. Graham                                       Robert H. Graham                      11 Greenway Plaza
Chairman, President and Chief Executive Officer        Chairman and President                Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                                       Carol F. Relihan
Bruce L. Crockett                                      Senior Vice President and Secretary   INVESTMENT ADVISOR
Director,
ACE Limited;                                           Gary T. Crum                          A I M Advisors, Inc.
Formerly, Director, President and                      Senior Vice President                 11 Greenway Plaza
Chief Executive Officer                                                                      Suite 100
COMSAT Corporation                                     Dana R. Sutton                        Houston, TX 77046
                                                       Vice President and Treasurer
Owen Daly II                                                                                 TRANSFER AGENT
Formerly, Director,                                    Robert G. Alley
Cortland Trust, Inc.                                   Vice President                        A I M Fund Services, Inc.
                                                                                             P.O. Box 4739
Albert R. Dowden                                       Stuart W. Coco                        Houston, TX 77210-4739
Chairman, Cortland Trust, Inc. and                     Vice President
DHJ Media, Inc.; and Director,                                                               CUSTODIAN
Magellan Insurance Company                             Melville B. Cox
                                                       Vice President                        State Street Bank and Trust Company
Edward K. Dunn Jr.                                                                           225 Franklin Street
Formerly, Chairman, Mercantile Mortgage Corp.;         Karen Dunn Kelley                     Boston, MA 02110
Vice Chairman, President                               Vice President
and Chief Operating Officer                                                                  COUNSEL TO THE FUND
Mercantile-Safe Deposit & Trust Co.; and               Edgar M. Larsen
President, Mercantile Bankshares                       Vice President                        Ballard Spahr
                                                                                             Andrews & Ingersoll, LLP
Jack M. Fields                                         Mary J. Benson                        1735 Market Street
Chief Executive Officer,                               Assistant Vice President and          Philadelphia, PA 19103
Twenty First Century Group, Inc.;                      Assistant Treasurer
Formerly Member of the U.S. House of                                                         COUNSEL TO THE TRUSTEES
Representatives                                        Sheri Morris
                                                       Assistant Vice President and          Kramer, Levin, Naftalis & Frankel LLP
Carl Frischling                                        Assistant Treasurer                   919 Third Avenue
Partner,                                                                                     New York, NY 10022
Kramer, Levin, Naftalis & Frankel LLP
                                                                                             DISTRIBUTOR
Prema Mathai-Davis
Member, Visiting Committee,                                                                  A I M Distributors, Inc.
Harvard University Graduate                                                                  11 Greenway Plaza
School of Education, New School University.                                                  Suite 100
Formerly Chief Executive Officer,                                                            Houston, TX 77046
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper (law firm)

Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership


                                    EQUITY FUNDS


       DOMESTIC EQUITY FUNDS             INTERNATIONAL/GLOBAL EQUITY FUNDS              A I M Management Group Inc. has provided
                                                                                        leadership in the mutual fund industry
          MORE AGGRESSIVE                         MORE AGGRESSIVE                       since 1976 and managed approximately
                                                                                        $171 billion in assets for 9.5 million
AIM Small Cap Opportunities(1)          AIM Latin American Growth(7)                    shareholders, including individual
AIM Mid Cap Opportunities(1)            AIM Developing Markets                          investors, corporate clients and
AIM Large Cap Opportunities(2)          AIM European Small Company                      financial institutions, as of June 30,
AIM Emerging Growth                     AIM Asian Growth                                2001.
AIM Small Cap Growth                    AIM Japan Growth(8)                                The AIM Family of Funds--Registered
AIM Aggressive Growth                   AIM International Emerging Growth               Trademark-- is distributed nationwide,
AIM Mid Cap Growth                      AIM European Development                        and AIM today is the seventh-largest
AIM Small Cap Equity                    AIM Euroland Growth                             mutual fund complex in the United States
AIM Capital Development                 AIM Global Aggressive Growth                    in assets under management, according to
AIM Constellation                       AIM International Equity                        Strategic Insight, an independent mutual
AIM Dent Demographic Trends             AIM International Value(4)                      fund monitor.
AIM Select Equity(3)                    AIM Worldwide Spectrum                             AIM is a subsidiary of AMVESCAP PLC,
AIM Large Cap Growth                    AIM Global Trends                               one of the world's largest independent
AIM Weingarten                          AIM Global Growth                               financial services companies with $408
AIM Mid Cap Equity                                                                      billion in assets under management as of
AIM Value II                                     MORE CONSERVATIVE                      June 30, 2001.
AIM Charter
AIM Value                                       SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                   MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                            AIM New Technology
AIM Advisor Flex(6)                     AIM Global Telecommunications and Technology
                                        AIM Global Infrastructure
         MORE CONSERVATIVE              AIM Global Resources
                                        AIM Global Financial Services
                                        AIM Global Health Care
                                        AIM Global Consumer Products and Services(7)
                                        AIM Real Estate(5)
                                        AIM Global Utilities

                                                 MORE CONSERVATIVE

                                 FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS                TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                          MORE AGGRESSIVE

AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut(6)
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                      MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. (6)The fund closed to new investors August 7, 2001. (7)The fund closed to new investors August 15, 2001. (8)AIM Japan Growth Fund closed to new investors August 17, 2001.
   FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after September 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       BAL-SAR-1

A I M Distributors, Inc.